GOODWILL AND INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS, NET
NOTE 4:          GOODWILL AND INTANGIBLE ASSETS, NET

a.	Goodwill The changes in the carrying amount of the Company’s goodwill in the six months ended June 30, 2017 were as follows:

Balance as of January 1, 2017	$190,737

Goodwill Impairment charge	(27,337)

Balance as of June 30, 2017 (unaudited)	$163,400

Goodwill has been recorded as a result of prior acquisitions and represents excess of the consideration over the net fair value of the assets of the businesses acquired. As of June 30, 2017, the Company has two reporting units – Monetization and Undertone. The Company performs tests for impairment of goodwill at the reporting unit level at least annually, or more frequently if events or changes in circumstances occur that would more likely than not reduce the fair value of a reporting unit below its carrying value. During the second quarter of 2017, the Company determined that certain indicators of potential impairment existed with regards to its Undertone's reporting unit which required interim goodwill impairment analysis. These indicators included lower than expected revenues and cash flow and future performance expectations.

Accordingly, the Company compared the fair value of the Undertone reporting unit to its carrying value and determined that the carrying amount of the reporting unit exceeded its fair value. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The assumptions used were based on expected future cash flows and an estimated terminal value using a terminal year growth rate of 5% based on the growth prospects for the reporting unit. The Company used an applicable discount rate of 13%, which reflected the associated specific risks for the reporting unit’s future cash flows.  As a result, the Company recorded an impairment charge of $27,337 in June 2017, classified as “Impairment charges” in the consolidated statements of income.

b.	Intangible assets, net The following is a summary of the intangible assets as of the periods below:

	December 31, 2016	Amortization	Impairment	OCI	June 30, 2017
Intangible assets:
Acquired technology	30,674	-	-	98	30,772
Accumulated amortization	(14,490)	(2,539)	-	(43)	(17,072)
Impairment	(956)	-	(7,076)	-	(8,032)
Acquired technology, net	15,228	(2,539)	(7,076)	55	5,668

Customer relationships	31,898	-	-	31	31,929
Accumulated amortization	(13,905)	(4,129)	-	(15)	(18,049)
Impairment	(91)	-	(7,581)	-	(7,672)
Customer relationships, net	17,902	(4,129)	(7,581)	16	6,208

Tradename and other	18,224	-	-	141	18,365
Accumulated amortization	(4,079)	(1,443)	-	(22)	(5,544)
Impairment	(3,257)	-	(1,853)	-	(5,110)
Tradename and other, net	10,888	(1,443)	(1,853)	119	7,711

Intangible assets, net	44,018	(8,111)	(16,510)	190	19,587

In June 2017, prior to conducting the quantitative assessment for goodwill impairment of the Undertone reporting unit, the Company tested the recoverability of the Undertone reporting units' long-lived assets.

During the second quarter of 2017, the Company concluded that the carrying amount of the Undertone reporting units' intangible assets might not be recoverable due to certain indicators of impairment including lower than expected revenues and cash flow and future performance expectations.

The Company assessed the recoverability of Undertone’s definite-life intangibles assets based on their projected undiscounted future cash flows attributable to each intangible asset using a discount rate of 13%, based on management’s best estimate of the after-tax weighted average cost of capital, which reflected the associated specific risks for all intangible asset’s future cash flows. Based on the results of the recoverability assessment, the Company determined that the carrying values of Undertone’s intangible assets exceed their undiscounted cash flows projections and therefore were not recoverable. In June 2017, the Company recorded impairment charges of $16,510 classified as “Impairment charges” in the consolidated statements of income.